UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2016, iHeartCommunications, Inc. (“iHeartCommunications”), a subsidiary of iHeartMedia Capital I, LLC, issued a press release announcing the commencement of a consent solicitation to solicit the consent of holders of iHeartCommunications’ outstanding Senior Notes due 2021 (the “Notes”) to a proposed amendment to the indenture governing the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, dated September 27, 2016, announcing the Consent Solicitation (incorporated by reference to Exhibit 99.1 to iHeartCommunications’ Current Report on Form 8-K filed on September 27, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: September 27, 2016	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by iHeartCommunications, dated September 27, 2016, announcing the Consent Solicitation (incorporated by reference to Exhibit 99.1 to iHeartCommunications’ Current Report on Form 8-K filed on September 27, 2016).